SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 13, 1997


                              HBANCORPORATION, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                        0-27700                        37-1351506
--------------------------------------------------------------------------------
(State or other             (Commission File Number)            (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                     Number)



619 12th Street, Lawrenceville, Illinois                                62439
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:   (618) 943-2515
--------------------------------------------------------------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         HBancorporation, Inc. issued a press release dated May 13, 1997, attached hereto as Exhibit 28.1, announcing the initiation of a stock repurchase program.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit 28.1              Press Release dated May 13, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HERITAGE FINANCIAL CORPORATION



Date:  May 13, 1997                        By: /s/ Kevin J. Kavanaugh
       ----------------------                 -----------------------
                                           Kevin J. Kavanaugh
                                           President and Chief Executive Officer



                                        3